EXHIBIT 99.5

SEVERANCE AGREEMENT AND GENERAL RELEASE

This Severance Agreement and General Release (hereinafter “Agreement”) is by and between L.C. MARTIN (hereinafter “Martin”) and AZZ incorporated (hereinafter “Company”).

WHEREAS, Company desires to provide termination benefits to Martin on the terms and conditions specified herein; and

WHEREAS, Company and Martin acknowledge that the termination benefits specified herein are greater than Martin would otherwise be entitled to upon termination of his employment; and

WHEREAS Company and Martin desire to settle fully and finally all differences between them;

NOW THEREFORE, in consideration of the mutual consideration and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Martin and Company, intending to be legally bound, agree as follows:

1. MARTIN’S RESIGNATIONS; FUTURE POSITIONS. Martin hereby resigns his employment and all positions with Company, including but not limited to his position as a Director, effective 5:00 p.m. on the date the check called for by Section 2 below is delivered to Martin’s attorneys. Martin shall cooperate with Company in the orderly transfer of his responsibilities to other Company employees or Board of Directors members. Martin further agrees that, for a term of five (5) years after execution of this Agreement, he will not seek, directly or indirectly, election to the Board of Directors of the Company or accept a nomination or stand for election to the Board of Directors of the Company.

2. EMPLOYER’S PAYMENT TO MARTIN. Company agrees to provide Martin, within fourteen (14) days of Martin’s execution and return of this Agreement, with severance pay in the gross amount of THREE HUNDRED FIFTY THOUSAND DOLLARS AND NO CENTS ($350,000.00), less applicable payroll tax and other required withholdings. Such payment shall be made by check payable to Martin in amount equal to $350,000.00 less applicable payroll tax and other required withholdings. The above-referenced consideration is provided and accepted as full and final settlement for all claims, known or unknown, that Martin may now have, may ever have had, or may ever believe he has against Company or any person, corporation or other entity covered by the Release in Paragraph 4 below, which covers the entire period of Martin’s employment and association with Company. Martin represents and warrants that he did not obligate the Company for any expenses other than incidental expenses for gasoline of less than $200.00 after December 3, 2002.

3. FORFEITURE OF STOCK OPTIONS AND OTHER EQUITY COMPENSATION. In exchange for the foregoing, Martin agrees that, in addition to resigning his employment and positions with the Company, Martin hereby forfeits any and all rights he now has, or in the future would have, to purchase Company stock pursuant to any and all stock option plans, stock option agreements, or other executive compensation (current or deferred) or incentive programs implemented by the Company or to receive stock grants or compensation of any type to which he may have been entitled if his employment by the Company or his service to the Company as a Director had continued. The Company shall issue a 2003 W-2 to Martin including the payment to Martin of $350,000.00 made under this Agreement for settlement of all of Martin’s claims against the Company.

4. GENERAL RELEASE OF ALL CLAIMS. Martin, his beneficiaries, trustees, executors, administrators, agents, representatives, heirs, successors, and assigns, both past and present, do hereby knowingly, voluntarily and completely release without limitation and forever discharge Company and its affiliated, related or subsidiary entities, and its or their present and former shareholders, officers, directors, employees, managers, agents, attorneys, successors, and assigns (hereinafter collectively referred to as “Company”), individually and collectively, from any and all claims, rights, demands, actions, obligations, liabilities, and causes of action of any and every kind, nature, and character whatsoever, whether known or unknown, suspected or unsuspected, that Martin may now have, may ever have had, may ever in the future have, or may ever believe he has against Company, based upon any transaction or occurrence involving the Company or any act or omission by Company prior to and including the date of execution of this Agreement by Martin, including, but not limited to, any and all claims for damages, benefits, compensation, declaratory or injunctive relief or attorneys’ fees, whether in a direct action in Martin’s own behalf or in a derivative action on behalf of the Company, arising from or in any way related to Martin’s employment by Company, the termination thereof, any other transaction or occurrence involving the Company, or any act or omission by any officer, director, employee, or agent of the Company, whether based on tort, contract (express or implied), or any federal, state, or local law, statute or regulation, including, but not limited to, any claim arising under or related to (i) any of the following statutes or any state counterparts – the federal Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act, the Employee Retirement Income Security Act, Fair Labor Standards Act, Older Workers Benefit Protection Act, or the Texas Commission on Human Rights Act, and any amendments to any of such statutes, (ii) any other federal, state or local civil or human rights law, or (iii) any public policy, contract, or common law claim, including any tort claims (e.g., negligent or intentional infliction of emotional distress, defamation, wrongful termination, fraud, misrepresentation), whether based on common law or otherwise (collectively, “Released Claims”).

5. RELEASE OF KNOWN AND UNKNOWN CLAIMS. IT IS UNDERSTOOD AND AGREED THAT THE PRECEDING PARAGRAPH IS A FULL AND FINAL RELEASE, WHICH SHALL CONSTITUTE A FULL AND FINAL BAR, TO ANY AND ALL CLAIMS OF ANY TYPE, COVERING ALL KNOWN AS WELL AS ALL UNKNOWN OR UNANTICIPATED INJURIES, DEBTS, CLAIMS, OR DAMAGES TO MARTIN OR TO THE COMPANY INCLUDING, WITHOUT LIMITATION, THOSE ARISING FROM OR IN ANY WAY RELATED TO HIS EMPLOYMENT BY COMPANY, THE TERMINATION THEREOF, OR ANY OTHER ACT OR OMISSION BY ANY OFFICER, DIRECTOR, EMPLOYEE, OR AGENT OF THE COMPANY.

6. COVENANT NOT TO SUE; PROXY SOLICITATION. Martin shall not initiate or cause to be initiated against Company, directly or indirectly, any suit, action, or proceeding of any kind, or participate in any such action, individually, derivatively, as a representative or member of a class, under any contract (express or implied), law, statute, or regulation, federal, state or local, pertaining in any manner whatsoever to the Released Claims, including, without limitation, those relating to his employment by Company, the termination thereof, or any other act or omission by any officer, director, employee, or agent of the Company. For purposes of this Paragraph, to “participate” shall mean that Martin provides assistance personally or monetarily, acts as a plaintiff or class member, or serves as a consultant, advisor, or expert, or that Martin is a “participant” as defined in Regulation 14A of the Securities Exchange Act of 1934 as amended (the “Act”). For the purposes of this Paragraph and Agreement, the words “directly or indirectly” shall mean (i) acting alone, or as an agent, representative, consultant, officer, director, independent contractor, or employee of any individual, entity or enterprise which undertakes the defined action; or (ii) participating in any action with a group of individuals or shareholders, whether formally or informally. This Paragraph, however, shall not be construed to interfere with or prohibit Martin’s right to participate in any investigation or proceeding by the Equal Employment Opportunity Commission or Securities and Exchange Commission or any other federal or state regulatory authority.

Martin further agrees that for a period of five (5) years after execution of this Agreement, he shall not initiate or cause to be initiated, directly or indirectly, or participate in, any “solicitation” for proxies in any election contest in opposition to the recommendation of a majority of the Board of Directors. For purposes of this Paragraph, “solicit” shall have the meaning set forth in Regulation 14A of the Act and also shall include filing, alone or in conjunction with others, any proxy statement with the Securities and Exchange Commission, engaging, alone or with others, as a solicitor or broker in conjunction with a proxy statement, serving as inspector of elections, undertaking any communication to other shareholders stating how Martin intends to vote and/or providing the reasons for the same, or making any exempt communication (as defined in Regulation 14A) or otherwise seeking to advise or influence any person or entity or assist any third party in so advising or influencing any person or entity with respect to the giving or withholding of any proxy or vote.

Martin further agrees that he will not personally conduct or cause to be conducted, directly or indirectly, any investigation of any officer, director or executive of the Company but will provide any and all information reasonably suggesting the need for such investigation to the Board of Directors, which shall determine the appropriate course of action.

7. CONFIDENTIALITY AND RETURN OF PROPERTY. It is understood and agreed that this Agreement and each and every provision hereof shall be confidential and shall not be disclosed directly or indirectly by Martin to any other person, firm, organization or other entity, of any and every type, public or private, for any reason, at any time, without the prior written request or consent of Company, unless required by law. Nor shall Martin disclose directly or indirectly to any person or organization, except as expressly permitted herein, that Martin received any sum of money from Company as a result of the termination of his employment with Company. Except as expressly authorized in writing by Company’s Board of Directors, Martin further agrees not to disclose, use, or disseminate any Confidential Information regarding Company, or its affiliates or subsidiaries. For purposes of this Agreement, “Confidential Information” shall include any information concerning Company’s business that is not generally known by the public or Company’s competitors, including but not limited to information concerning Company’s business and marketing techniques, policies, or plans, finances, pricing, customers, vendors, management or employees. Martin agrees to deliver or return to Company immediately upon termination of employment, all documents, records, notebooks, and other material containing Confidential Information, including all copies in Martin’s possession, whether prepared by Martin or by others, along with any Company credit cards, keys and any electronic card for entry into the Company’s parking or office space at University Centre, the 2002 Cadillac STS Company automobile now in his possession, and all other Company property. Martin covenants and agrees that, simultaneously with the delivery of the payment called for by Paragraph 2 above to him, he will deliver all Company owned items in his possession to the Company. Martin covenants and agrees that should he later become aware that he has failed to deliver any Company owned articles, he will promptly deliver them to the Company. Martin may disclose Confidential Information only if required to disclose such information by law or court order, but before doing so Martin must provide written notice to the Company with regard to such potential disclosure. It is further understood and agreed that it shall not constitute a breach of this Agreement for Martin to disclose the terms hereof to his immediate family, attorney, and to his accountant; provided, however, that Martin shall be obliged to use his best efforts to assure that such persons do not disclose this Agreement or any provision thereof or the fact that Martin received any sum of money from Company as a result of the termination of Martin’s employment with Company. The Company may make such disclosure of the terms of this Agreement in documents filed with or prepared pursuant to the statutes administered by and rules and regulations of the Securities and Exchange Commission as it may deem appropriate.

8. NON-DISPARAGEMENT. The Company, for itself and on behalf of all of its directors and executive officers, agrees that they shall not, directly or indirectly, make any negative or disparaging communications or statements about Martin, and Martin agrees that he shall not, directly or indirectly, make any negative or disparaging communications or statements about the Company or any of its subsidiaries or affiliates or any of the Company’s, the Company’s subsidiaries’ or affiliates’ officers, directors, employees, agents, attorneys, or shareholders. Both parties agree that this non-disparagement agreement shall not prohibit any party from giving truthful testimony under oath in the course of an administrative or judicial proceeding or from making any other disclosure required by law.

9. CONDITIONS PRECEDENT. It is understood and agreed that Company’s agreement to grant Martin the payment specified in Paragraph 2, above, is specifically subject to, and conditioned upon, Martin’s performance of the agreements made by Martin herein.

10. ARBITRATION AGREEMENT. Any dispute between Martin and Company as to a violation or alleged violation of any provision of this Agreement or related to Martin’s employment or termination shall be resolved by final and binding arbitration, which arbitration shall be conducted in accordance with the rules of the American Arbitration Association insofar as said rules are not in conflict with the provisions of this Agreement, with such arbitration hearing to be conducted in Tarrant County, Texas. The arbitration provisions of this Paragraph shall be governed by the Federal

Arbitration Act. THE PARTIES UNDERSTAND AND AGREE THAT THIS SECTION CONSTITUTES A WAIVER OF THEIR RIGHT TO A TRIAL BY JURY OF ANY CLAIMS OR CONTROVERSIES COVERED BY THIS AGREEMENT, AND THAT NONE OF THOSE CLAIMS OR CONTROVERSIES SHALL BE RESOLVED BY A JURY TRIAL.

11. NONADMISSION OF WRONGDOING. It is understood and agreed that this is a compromise settlement of disputed claims, and that the furnishing of the consideration of this Agreement shall not be deemed or construed at any time or for any purpose as an admission of liability by Company. The liability for any and all claims is expressly denied by Company.

12. KNOWING AND VOLUNTARY NATURE OF AGREEMENT. Martin represents that he has been advised of his right to and has consulted counsel of his own choosing who have advised him in the negotiation and preparation of this Agreement, that he has been provided an adequate opportunity, including at Martin’s option a period of up to twenty-one (21) days, to consider the Agreement, that he has carefully read this Agreement, that he is fully aware of and understands its contents and its legal effect, that the preceding paragraphs recite the sole consideration for this Agreement, that all agreements and understandings between Martin and Company are embodied, referenced and expressed herein, and that he enters into this Agreement knowingly and voluntarily, without coercion, and based on his own judgment, and not in reliance upon any oral or written representations or promises made by Company, other than those expressly contained or referenced herein.

13. REVOCATION RIGHT. Martin acknowledges that he may revoke this Agreement by providing Company with written notice of his intent to revoke this Agreement, provided that such notice is received by Company within seven (7) calendar days of Martin’s execution of this

Agreement. Such notice shall be delivered by prepaid United States mail, certified with return receipt requested, to:

H. Kirk Downey
Chairman of the Board
AZZ incorporated
University Centre I, Suite 200
1300 University Drive
Fort Worth, Texas 76107

In the event Company does not receive the aforementioned notice of intent to revoke this Agreement within seven (7) calendar days of Martin’s execution of this Agreement, the Agreement will become final, binding, and irrevocable. In the event Martin exercises his right to revoke this Agreement, Martin shall not be entitled to any payments or other consideration provided for in Paragraph 2 of this Agreement, and shall be required to return any payments he may have received as a result of this Agreement.

14. CHOICE OF LAW AND FAIR CONSTRUCTION. With respect to any matters under this Agreement that are governed by state law, but excluding Paragraph 9 which shall be governed by the Federal Arbitration Act as provided, the parties agree that this Agreement shall be construed and governed by the laws of the State of Texas. The language of all parts of this Agreement shall in all cases be construed as a whole, according to its fair meaning, and not strictly for or against any party.

15. SEVERABILITY. Should any provision of this Agreement, or any portion hereof, be declared or be determined by any court to be illegal or invalid, the validity of the remaining parts, terms or provisions shall not be affected thereby and said illegal or invalid part, term, or provision shall be automatically conformed to the law, if possible, or deemed not to be a part of the Agreement, if not possible.

16. WARRANTY. Martin hereby warrants and represents that he has not sold, transferred, encumbered, or conveyed in any manner any right covered by the Release in Paragraph 3 of this Agreement.

17. TITLES. The Titles in the body of this Agreement are included for convenience only and do not have any separate legal effect.

18. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Each party shall receive a copy of each counterpart, after execution by each party.

THE PARTIES HAVE READ, UNDERSTOOD AND FULLY CONSIDERED THIS SEVERANCE AGREEMENT AND RELEASE AND ARE MUTUALLY DESIROUS OF ENTERING INTO THIS AGREEMENT, HAVING ELECTED TO EXECUTE THIS AGREEMENT TO FULFILL THE PROMISES SET FORTH HEREIN AND TO RECEIVE THEREBY THE BENEFITS SET FORTH HEREIN. MARTIN FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION, ENTERS INTO THIS SEVERANCE AGREEMENT AND RELEASE INTENDING TO WAIVE, SETTLE AND RELEASE ALL CLAIMS HE HAS OR MIGHT HAVE AGAINST COMPANY AND ITS AFFILIATES AS SET FORTH HEREIN.

Date: Jan. 13, 2003	/s/ L. C. Martin L. C. MARTIN

AZZ incorporated

Date: Jan. 14, 2003	By:	/s/ David H. Dingus
		Name:	David H. Dingus
		Its:	President & CEO